UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 11, 2010
SkillSoft Public Limited Company

(Exact Name of Registrant as Specified in Charter)

Republic of Ireland	0-25674	None

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

107 Northeastern Boulevard Nashua, New Hampshire	03062

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (603) 324-3000

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 5.01. Changes of Control of Registrant.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EX-10.1 Transaction Agreement, dated as of February 11, 2010, by and between SkillSoft Public Limited Company and SSI Investments III Limited
EX-10.2 Expenses Reimbursement Agreement, dated as of February 11, 2010, by and between SkillSoft Public Limited Company and SSI Investments III Limited
EX-99.1 Rule 2.5 Announcement, dated February 12, 2010
EX-99.2 Press Release issued by SkillSoft Public Limited Company on February 12, 2010
EX-99.3 List of Frequently Asked Questions distributed by SkillSoft Public Limited Company to its employees on February 12, 2010

Item 1.01. Entry into a Material Definitive Agreement.
On February 12, 2010, SkillSoft Public Limited Company, a public limited company incorporated under Irish company law (the “Company”), announced that it has reached agreement on the terms of a recommended acquisition of the Company by SSI Investments III Limited (“SSI Investments”), a company formed by funds sponsored by each of Berkshire Partners LLC, Advent International Corporation and Bain Capital Partners, LLC (collectively, the “Investor Group”) (the proposed acquisition by SSI Investments of the Company is referred to as the “Acquisition”).
The Acquisition will be effected by means of a scheme of arrangement (the “Scheme”) under Section 201 of the Irish Companies Act 1963 (the “Companies Act”), pursuant to which SSI Investments will acquire all of the outstanding securities of the Company not already owned by the Investor Group from Company shareholders or American Depositary Share (“ADS”) holders for cash. As a result of these arrangements, the Company will become an indirect wholly-owned subsidiary of SSI Investments. The Scheme is subject to the conditions and the terms to be set forth in the Scheme Document to be delivered to the Company’s shareholders. To become effective, the Scheme requires, among other things, the approval at an Irish Court Meeting of a majority in number of the Company’s shareholders, present and voting either in person or by proxy, representing 75% or more in value of the Company’s shares held by the Company’s shareholders, as well as the approval by the Company’s shareholders of resolutions relating to the implementation of the Scheme at an Extraordinary General Meeting to be held directly after the Court Meeting. It is expected that the Acquisition and the Scheme will become effective prior to July 16, 2010. Assuming the necessary approvals are obtained and all conditions have been satisfied, the Acquisition will become effective upon delivery to the Registrar of Companies in Ireland of the court order of the Irish High Court sanctioning the Scheme. Upon the Acquisition becoming effective, it will be binding on all of the Company’s shareholders and ADS holders.
On February 12, 2010, the Company and the Investor Group issued a Rule 2.5 Announcement as required under Irish law (the “Rule 2.5 Announcement”) and the Company issued a press release announcing that the Company, SSI Investments and the Investor Group have reached agreement on the terms of a recommended Acquisition pursuant to a scheme of arrangement under the Companies Act. The Rule 2.5 Announcement and the press release are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
Transaction Agreement
In connection with the Scheme, on February 11, 2010, the Company and SSI Investments entered into a transaction agreement (the “Transaction Agreement”), which governs their relationship during the period until the Scheme becomes effective, lapses or is withdrawn and which contains certain assurances in relation to the implementation of the Scheme and the conduct of the Company up to the date on which the Scheme becomes effective in accordance with its terms.
Under the terms of the Scheme, the Company’s shareholders will be entitled to receive $10.80 in cash per ordinary share or ADS of the Company in return for the cancellation of their shares or ADSs (the “Consideration”), excluding shares held by the Investor Group or its affiliates. The Consideration values the entire issued and to be issued share capital of the Company at approximately $1.1 billion.
Under the terms of the Transaction Agreement, the Company’s Board of Directors is permitted to solicit (during the period beginning on the date of the Transaction Agreement and continuing until 11:59 p.m. Eastern Time on March 6, 2010) and accept an alternative acquisition proposal if that proposal is deemed by the Company’s Board of Directors to be more favorable to the

Company’s shareholders and can be reasonably expected to be completed, subject to SSI Investments’ expense reimbursement.
The foregoing description of the terms of the Transaction Agreement is qualified in its entirety by the complete text of the Transaction Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Expenses Reimbursement Agreement
Also on February 11, 2010, in connection with the Acquisition, the Company entered into an Expenses Reimbursement Agreement with SSI Investments (the “Expenses Reimbursement Agreement”), the terms of which have been approved by the Irish Takeover Panel. Under the Expenses Reimbursement Agreement, the Company has agreed to pay specific quantifiable third-party costs and expenses incurred by SSI Investments in connection with the Acquisition in the circumstances outlined below. The liability of the Company to pay these amounts is limited to a maximum amount equal to one percent of the aggregate value of the entire issued share capital of the Company (excluding shares held by Stockbridge Fund, LP, an affiliate of Berkshire Partners LLC), exclusive of any value added tax attributable to such third party costs to the extent that it is recoverable by SSI Investments. The circumstances in which such payment will be made include:
•	the Board of the Company (or any member of the Board) withdraws, adversely modifies or qualifies its recommendation to the Company’s shareholders to vote in favor of the Scheme;

•	the Company willfully takes or omits to take any action, such as failing to post the Scheme Document, preventing the Company’s shareholders from voting at any meetings to approve the Scheme, unilaterally altering the terms and conditions of the Scheme, or failing to deliver the Court Order and minute of reduction of capital to the Registrar of Companies (in any such case without the consent of SSI Investments); or

•	prior to the Scheme being withdrawn by the Company or lapsing in accordance with its terms, a competing offer is announced and subsequently made and that competing offer or a competing offer in which that competing party is interested or participates subsequently becomes effective or unconditional within 18 months of such lapse or withdrawal.
The foregoing description of the terms of the Expenses Reimbursement Agreement is qualified in its entirety by the complete text of the Expenses Reimbursement Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.01. Changes of Control of Registrant.
If the Scheme becomes effective, there will be a change in control of the Company. See the disclosure regarding the Scheme and Acquisition under Item 1.01 above for additional information.
Item 8.01. Other Events.
On February 12, 2010, the Company distributed to its employees a list of frequently asked questions, a copy of which is attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
The Company plans to file with the SEC and mail to its shareholders a Proxy Statement (comprising the Scheme Document) in connection with the proposed Acquisition and the Scheme. Investors and shareholders are urged to read the Proxy Statement (comprising the Scheme Document) carefully when it becomes available because it will contain important information about the Company, the proposed Acquisition and the Scheme and related matters. Investors and security holders will be able to obtain free copies of the Proxy Statement (comprising the Scheme Document) and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the Proxy Statement (comprising the Scheme Document) from the Company by contacting SkillSoft PLC, Attention: Investor Relations, 107 Northeastern Boulevard, Nashua, New Hampshire 03062, USA; telephone number: (603) 324-3000.
The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Scheme. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended January 31, 2009, supplemented by Form 10-K/A dated May 28, 2009, and its Proxy Statement on Schedule 14A, dated August 26, 2009, which are filed with the SEC. These documents are available free of charge at the SEC’s web site www.sec.gov.
SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS
This document includes information that constitutes forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. Statements in this document regarding the proposed transaction between the Investor Group, SSI Investments and the Company, the expected timetable for completing the proposed transaction and any other statements about the Investor Group’s or the Company’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements. Forward-looking statements involve risk and uncertainties that could cause actual results to differ materially from those indicated by such forward-looking statements. Factors that could cause or contribute to such differences include competitive pressures, changes in customer demands or industry standards, adverse economic conditions, loss of key personnel, litigation and other risk factors disclosed under the heading “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended October 31, 2009, as filed with the Securities and Exchange Commission. The forward-looking statements provided by the Investor Group and the Company in this document represent the views of the Investor Group and the Company as of the date of this document. The Investor Group and the Company anticipate that subsequent events and developments may cause their views to change. However, while the Investor Group and the Company may elect to update these forward-looking statements at some point in the future, the Investor Group and the Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing the Investor Group’s or the Company’s views as of any date subsequent to the date of this document.
Legal Information
The directors of the Company accept responsibility for the information contained in this document, other than that relating to SSI Investments, Berkshire Partners LLC, Advent International Corporation and Bain Capital Partners, LLC and the directors of SSI Investments and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of the Company (who have taken all reasonable care to ensure such is the case), the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.
The directors of SSI Investments accept responsibility for the information contained in this document relating to SSI Investments, Berkshire Partners LLC, Advent International Corporation and Bain Capital Partners, LLC and the directors of SSI Investments and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of SSI Investments (who have taken all reasonable care to ensure such is the case, the information contained in this document for which they accept responsibility) is in accordance with the facts and does not omit anything likely to affect the import of such information.
Credit Suisse, which is regulated under the laws of the United States of America, is acting as lead financial advisor to the Company and no one else in connection with the Acquisition and will not be responsible to anyone other than the Company for providing the protections afforded to clients of Credit Suisse or for providing advice in relation to the Acquisition, the contents of this document or any proposed transaction or arrangement referred to herein.
Morgan Stanley, which is regulated under the laws of the United States of America, is acting as lead financial advisor to SSI Investments and the Investor Group and no one else in connection with the Acquisition and will not be responsible to anyone other than SSI Investments and the Investor Group for providing the protections afforded to clients of Morgan Stanley or for providing advice in relation to the Acquisition, the contents of this document or any proposed transaction or arrangement referred to herein.
Barclays Capital, which is regulated under the laws of the United States of America, is acting as financial advisor to SSI Investments and the Investor Group and no one else in connection with the Acquisition and will not be responsible to anyone other than SSI Investments and the Investor Group for providing the protections afforded to clients of Barclays Capital or for providing advice in relation to the Acquisition, the contents of this document or any transaction or arrangement referred to herein.
WilmerHale and William Fry are acting as legal advisors to the Company. Ropes & Gray LLP and Mason Hayes + Curran are acting as legal advisors to SSI Investments, Berkshire Partners LLC, Advent International Corporation and Bain Capital Partners, LLC.
This document does not constitute an offer to purchase, sell, subscribe for or exchange or the solicitation of an offer to purchase, sell, subscribe for or exchange any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Acquisition or otherwise.
Dealing Disclosure Requirements
Under the provisions of Rule 8.3 of the Irish Takeover Panel Act, 1997, Takeover Rules 2007, as amended (the “Takeover Rules”), if any person is, or becomes, ‘interested’ (directly or indirectly) in, one per cent, or more of any class of ‘relevant securities’ of the Company, all ‘dealings’ in any ‘relevant securities’ of the Company (including by means of an option in respect of, or a derivative referenced to, any such ‘relevant securities’) must be publicly disclosed by not later than 3:30 pm (Dublin time) on the business day following the date of the relevant transaction. This requirement will continue until the date on which the scheme becomes effective or on which the ‘offer period’ otherwise ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of the Company, they will be deemed to be a single person for the purpose of Rule 8.3 of the Takeover Rules.

Under the provisions of Rule 8.1 of the Takeover Rules, all ‘dealings’ in ‘relevant securities’ of the Company by SSI Investments or the Company, or by any of their respective ‘associates’ must also be disclosed by no later than 12 noon (Dublin time) on the business day following the date of the relevant transaction.
A disclosure table, giving details of the companies in whose ‘relevant securities’ ‘dealings’ should be disclosed can be found on the Panel’s website at www.irishtakeoverpanel.ie.
‘Interests in securities’ arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an ‘interest’ by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.
Terms in quotation marks are defined in the Takeover Rules, which can also be found on the Irish Takeover Panel’s website. If you are in any doubt as to whether or not you are required to disclose a dealing under Rule 8, please consult the Panel’s website at www.irishtakeoverpanel.ie or contact the Panel on telephone number +353 (0)1 678 9020; fax number +353 (0)1 678 9289.
The release, publication or distribution of this document in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this document and all other documents relating to the Acquisition are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any jurisdiction in respect of which it would be unlawful to do so, including (but not limited to) Canada, South Africa, Australia and Japan. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the proposed Acquisition disclaim any responsibility or liability for the violations of any such restrictions by any person.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
     The following exhibits are filed with this Current Report on Form 8-K:

10.1	Transaction Agreement, dated as of February 11, 2010, by and between SkillSoft Public Limited Company and SSI Investments III Limited.

10.2	Expenses Reimbursement Agreement, dated as of February 11, 2010, by and between SkillSoft Public Limited Company and SSI Investments III Limited.

99.1	Rule 2.5 Announcement, dated February 12, 2010.

99.2	Press Release issued by SkillSoft Public Limited Company on February 12, 2010.

99.3	List of Frequently Asked Questions distributed by SkillSoft Public Limited Company to its employees on February 12, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SkillSoft Public Limited Company
Date: February 12, 2010	By:	/s/ Charles E. Moran
Charles E. Moran
President and Chief Executive Officer